Defiance Next Gen H2 ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Consumer Discretionary — 4.7%
74,365	Iljin Hysolus Company, Ltd. (a)	$1,245,479

	Industrials — 77.4% (b)
1,875,065	AFC Energy plc (a)	354,278
603,662	Ballard Power Systems, Inc. (a)(c)	2,215,439
173,482	Bloom Energy Corporation - Class A (a)(c)	2,300,371
45,326	Bumhan Fuel Cell Company, Ltd. (a)	663,062
310,575	Ceres Power Holdings plc (a)	1,190,291
135,343	Doosan Fuel Cell Company, Ltd. (a)	2,021,017
957,935	FuelCell Energy, Inc. (a)(c)	1,226,157
813,991	Green Hydrogen Systems AS (a)	936,127
214,035	Hexagon Purus ASA (a)	279,591
4,926	Hydrogen Refueling Solutions (a)	86,576
1,326,564	ITM Power plc (a)	1,221,157
75,395	McPhy Energy SA (a)(c)	411,894
2,561,188	NEL ASA (a)	2,020,384
335,932	Plug Power, Inc. (a)(c)	2,553,084
168,362	PowerCell Sweden AB (a)	830,327
35,422	SFC Energy AG (a)	739,560
35,888	S-Fuelcell Company, Ltd.	423,401
59,825	Thyssenkrupp Nucera AG & Company KGaA (a)	1,176,219
1,244,898	Xebec Adsorption, Inc. (a)(d)(e)	0
		20,648,935
	Materials — 17.6%
6,810	Air Liquide SA	1,152,461
4,093	Air Products and Chemicals, Inc.	1,159,956
3,133	Linde plc	1,166,573
66,000	Mitsubishi Chemical Group Corporation	416,942
17,000	Nippon Sanso Holdings Corporation	403,853
13,784	SOL SpA	391,114
		4,690,899
	TOTAL COMMON STOCKS (Cost $45,987,826)	26,585,313

Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 29.9%
7,962,272	Mount Vernon Liquid Assets Portfolio, LLC - 5.58% (f)(g)	7,962,272
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,962,272)	7,962,272

Shares	SHORT-TERM INVESTMENTS — 0.1%
31,793	First American Government Obligations Fund - Class X, 5.26% (f)	31,793
	TOTAL SHORT-TERM INVESTMENTS (Cost $31,793)	31,793

	TOTAL INVESTMENTS (Cost $53,981,891) — 129.7%	34,579,378
	Liabilities in Excess of Other Assets — (29.7)%	(7,909,472)
	NET ASSETS — 100.0%	$26,669,906

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c) All or a portion of this security is out on loan as of September 30, 2023. The total value of securities on loan is $7,639,250 or 28.6% of net assets.
(d) Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(e) This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0 or 0.0% of net assets.
(f) Rate shown is the annualized seven-day yield as of September 30, 2023.
(g) Privately offered liquidity fund.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Defiance Next Gen H2 ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$26,585,313	$–	$0	$26,585,313
Investments Purchased with Proceeds from Securities Lending	–	7,962,272	–	7,962,272
Short-Term Investments	31,793	–	–	31,793
Total Investments in Securities	$26,617,106	$7,962,272	$0	$34,579,378

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.